Exhibit 99.2

                                LOCK-UP AGREEMENT


STRICTLY CONFIDENTIAL

November 28, 1999

Applied Digital Solutions, Inc.
400 Royal Palm Way
Suite 400
Palm Beach, Florida
33480

Attention:  Garrett A. Sullivan, President and Chief Operating Officer

Dear Mr. Sullivan:

The letter agreement of even date herewith between AT&T Canada Corp. (the "Purchaser") and TigerTel Inc. (the "Company"), as such letter agreement may be amended by the parties thereto from time to time (the "Offer Agreement"), sets out the terms and conditions upon which the Purchaser will make an offer (the "Offer"), on substantially the terms and conditions set forth in Schedule "A" to the Offer Agreement to purchase all of the issued and outstanding common shares (the "Shares") of the Company.

This Agreement sets out the agreement by Applied Digital Solutions, Inc. (the "Shareholder"), among other things, (i) irrevocably to deposit, or cause to be deposited, under the Offer: (A) the 4,942,284 Shares presently owned beneficially by the Shareholder; and (B) any Shares subsequently obtained by the Shareholder (the "Shareholder's Shares"); (ii) to complete the Exchangeable Share Redemption; and (iii) to complete the Consolidated Technologies Disposition, and sets out the obligations and commitments of the Shareholder in connection therewith.

All references to dollar amounts in this Agreement are to Canadian dollars, unless otherwise stated. The definitions for capitalized terms used and not otherwise defined in the body of this Agreement are set out in Schedule "B" to the Offer Agreement.

                                    ARTICLE 1
                                    THE OFFER

1.1      Timing of the Offer.

The Purchaser agrees to make the Offer for all of the Shares within the time and upon the terms as provided for in the Offer Agreement, and subject to the conditions therein contained.


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1.2      General.

Subject to the terms and conditions of the Offer Agreement, the Purchaser hereby covenants to use its reasonable best efforts to successfully complete the Offer and the transactions contemplated by this Agreement. Subject to the terms and conditions of the Consolidated Disposition Agreements and the agreements entered into in connection with the Exchangeable Share Redemption, the Shareholder hereby covenants to use, and to cause its subsidiaries to use, its or their reasonable best efforts to successfully complete the transactions contemplated by this Agreement, the Consolidated Technologies Disposition and the Exchangeable Share Redemption.

                                   ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

2.1      Representations and Warranties of the Shareholder.

The Shareholder hereby represents and warrants to the Purchaser that:

         (a) Authorization. This Agreement has been duly executed and delivered by the Shareholder and constitutes a legal, valid and binding agreement enforceable by the Purchaser against the Shareholder in accordance with its terms subject, however, to limitations with respect to enforcement imposed by law in connection with bankruptcy or similar proceedings, the equitable power of the courts to stay proceedings before them and the execution of judgments and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the court from which they are sought.

         (b) Ownership of Shares. The Shareholder is the sole beneficial owner of 4,942,284 Shares which are currently held by the Shareholder. Except as stated in this paragraph, the Shareholder does not own or control, directly or indirectly, any other Shares or options, rights or other entitlements to acquire Shares or any other securities of the Company. Except with respect to the Exchangeable Shares and as is contemplated in connection with the Consolidated Technologies Disposition, the Shareholder does not own or control, directly or indirectly, any securities of any subsidiaries of the Company or options, rights or other entitlements to acquire any such securities. The Shareholder has the exclusive right to dispose of the Shareholder's Shares as provided in this Agreement and the Shareholder is not a party to, bound or affected by or subject to, any charter or by-law provision, statute, regulation, judgment, order, decree or law of which a breach would occur as a result of the execution and delivery of this Agreement or the consummation of any of the transactions provided for in this Agreement.

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

         (c) Good Title. The Shareholder's Shares to be acquired by the Purchaser directly or indirectly from the Shareholder pursuant to the Offer will be acquired with good and marketable title, free and clear of any and all mortgages, liens, charges, restrictions, security interests, adverse claims, pledges, encumbrances and demands or rights of others of any nature or kind whatsoever other than the lien on the Shareholder's Shares granted in favour of IBM Credit Corporation ("IBM Credit") pursuant to the IBM Credit Agreement. Upon repayment of the IBM Indebtedness, the Shareholder will be entitled to demand the discharge and release of any and all liens granted by the Shareholder in favour of IBM Credit over the Shareholder's Shares and upon such discharge, the Shareholder's Shares will be free and clear of any and all mortgages, liens, charges, restrictions, security interests, adverse claims, pledges, encumbrances and demands or rights of others of any nature or kind whatsoever.

         (d) No Agreements. No person, firm or corporation has any agreement or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase, acquisition or transfer from the Shareholder, or any registered holder of Shareholder's Shares, of any of the Shareholder's Shares, or any interest therein or right thereto, except pursuant to this Agreement.

         (e) Voting. Neither the Shareholder nor any registered holder of the Shareholder's Shares has previously granted or agreed to grant any ongoing proxy in respect of the Shareholder's Shares or entered into any voting trust, vote pooling or other agreement with respect to the right to vote, call meetings of shareholders or give consents or approvals of any kind as to the Shareholder's Shares.

         (f) No Proceeding Pending. There is no claim, action, lawsuit, arbitration, mediation or other proceeding pending or, to the best of the knowledge, information and belief of the Shareholder, threatened against the Shareholder, which relates to this Agreement or otherwise materially impairs the ability of the Shareholder to consummate the transactions contemplated hereby.

         (g) Arm's Length Negotiation. The price payable by the Purchaser for the Shares pursuant to the Offer (the "Offer Price") was arrived at through negotiation between the Shareholder and the Purchaser and, at the time of such negotiations, the Shareholder had full knowledge of and access to information concerning the Company such that the underlying value of the Company was a material factor considered by the Shareholder in arriving at the Offer Price, and there were no non-financial factors or other factors peculiar to the Shareholder which were considered relevant by the Shareholder in assessing the price offered by the Purchaser and in arriving at the Offer Price.

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


         (h) Company Public Disclosure Documents. To the best of the knowledge of the Shareholder: (i) all forms, reports, statements, schedules and documents required to be filed by the Company with securities regulatory authority under applicable securities laws since December 31, 1996 (collectively, the "Reports") did not, at the time filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
               (ii) the Company has not filed any confidential material change report with any securities regulatory authority or stock exchange which at the date of this Agreement remains confidential; and
               (iii) the Company has publicly disclosed in the Reports any information regarding any event, circumstances or action taken or failed to be taken by the Company or its subsidiaries which could individually or in the aggregate reasonably be expected to constitute a Material Adverse Effect.

         (i) Company Representations and Warranties. To the best of the knowledge of the Shareholder, all of the representations and warranties of the Company set forth in the Offer Agreement are true and correct in all material respects.

         (j) Exchangeable Share Redemption and Consolidated Technologies Disposition. The Shareholder has all requisite corporate power and authority to enter into the Consolidated Disposition Agreements and the agreements entered into in connection with the Exchangeable Share Redemption to which it will be a party and to carry out the transactions contemplated thereby. The execution and delivery of the Consolidated Disposition Agreements and the agreements entered into in connection with the Exchangeable Share Redemption to which it will be a party, and the consummation of the transactions contemplated thereby, will be duly and validly authorized by all necessary corporate action on the part of the Shareholder and no other corporate proceedings on the part of the Shareholder will be necessary to authorize such agreements. Each of the Consolidated Disposition Agreements and the agreements to be entered into in connection with the Exchangeable Share Redemption to which the Shareholder will be a party will be duly executed and delivered by the Shareholder and will constitute a legal, valid and binding agreement enforceable against the Shareholder in accordance with its terms, subject, however, to the usual limitations with respect to enforcement imposed by law in connection with bankruptcy or similar proceedings and the availability of equitable remedies. No approval, authorization, registration, consent or order or other action of or filing with any person, including any court, administrative agency or other Governmental Entity is required for the execution and delivery of the Consolidated Disposition Agreements and the agreements to be entered into in connection with the Exchangeable Share Redemption to which the Shareholder will be a party, and the documents to be

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

               delivered thereunder or the consummation by the Shareholder of the transactions contemplated thereby.

         (k) No Conflict. Neither the execution and delivery of the Consolidated Disposition Agreement or the agreements to be entered into in connection with the Exchangeable Share Redemption or the consummation of the transactions contemplated thereby or in compliance with any of the provisions thereof will (i) conflict with or result in any breach of any provision of the Shareholder's articles or by-laws, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, licence, lease, contract, agreement or other instrument or obligation to which the Shareholder is a party or by which any of them or any of their properties or assets may be bound, or (iii) violate any law, order, writ, injunction, decree, statute, rule or regulation applicable to the Shareholder or any of its subsidiaries or any of their properties or assets.

2.2      Representations and Warranties of the Purchaser.

The Purchaser represents and warrants to the Shareholder as follows:

         (a)   Organization.  The Purchaser is a corporation  duly organized and
               validly   existing  under  the  laws  of  its   jurisdiction   of
               incorporation.

         (b) Authority. The Purchaser has all requisite corporate power and authority to enter into this Agreement to make the Offer and to carry out the transactions contemplated hereby and by the Offer. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Purchaser, and no other corporate proceedings on the part of the Purchaser are necessary to authorize this Agreement. The Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding agreement enforceable by the Shareholder against the Purchaser in accordance with its terms, subject, however, to the usual limitations with respect to enforcement imposed by law in connection with bankruptcy or similar proceedings and the availability of equitable remedies.

         (c) Non-Contravention. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby nor compliance with any of the provisions hereof will conflict with or result in any breach of any provision of the constating documents of the Purchaser.

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

                                   ARTICLE 3
                          COVENANTS OF THE SHAREHOLDER

3.1      General.

The Shareholder hereby covenants that until the Purchaser has taken up and paid for the Shares under the Offer or abandoned the Offer, or the terms of this Agreement have been terminated by the Shareholder pursuant to section 6.1, the Shareholder and any registered holder of the Shareholder's Shares will:

         (a) except as permitted by this Agreement, not take and shall not authorize or permit any investment banker, financial advisor, attorney, accountant or other representative of his or its to take, any action of any kind which may reduce the likelihood of success of or delay the take up and payment of Shares deposited under the Offer or the completion of the Offer, including but not limited to any action to continue, solicit, initiate, assist or encourage inquiries, submissions, proposals or offers from any other person, entity or group, and will cease immediately and not continue or participate in any discussions or negotiations regarding, or furnish to any other person, entity or group, any information with respect to, or otherwise co-operate in any way with or assist or participate in, or facilitate or encourage any effort or attempt with respect to:

               (i) the direct or indirect acquisition or disposition of all or any Shares or any other securities of the Company or its subsidiaries, or

               (ii) any amalgamation,  merger, sale of any part of the Company's or any of its subsidiaries' assets, take-over bid, plan of arrangement, reorganization, recapitalization, liquidation or winding-up of, reverse take-over or other business combination or similar transaction involving the Company or any of its subsidiaries or assets;

         (b) notify the Purchaser within 24 hours of becoming aware of a proposal which, if made in writing, could constitute an Acquisition Proposal including the identity of any prospective offeror;

         (c) not option, sell, transfer, pledge, encumber, grant a security interest in, hypothecate or otherwise convey the Shareholder's Shares, or any right or interest therein (legal or equitable), to any person, entity or group or agree to do any of the foregoing;

         (d) not grant or agree to grant any proxy or other right to vote the Shareholder's Shares, or enter into any voting trust, vote pooling or other agreement with respect to the right to vote,

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

               call meetings of shareholders or give consents or approvals of any kind as to the Shareholder's Shares;

         (e) not do indirectly that which it may not do directly in respect of the restrictions on its rights with respect to the Shareholder's Shares pursuant to this section 3.1, including, but not limited to, the sale of any direct or indirect holding company of the
               Shareholder or the granting of a proxy on the Shares of any direct or indirect holding company of the Shareholder which would have, indirectly, the effect prohibited by this section 3.1, and not to take any action which would make any representation or warranty of the Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling the Shareholder from performing its obligations under this Agreement, the Consolidated Disposition Agreements or the agreements entered into in connection with the Exchangeable Share Redemption;

         (f) exercise the voting rights attaching to the Shareholder's Shares and otherwise use its reasonable best efforts to oppose any proposed action by the Company, its shareholders, any of its subsidiaries or any other person: (i) in respect of any amalgamation, merger, sale of the Company's or its affiliates' or associates' assets (other than in connection with the
               Consolidated Technologies Disposition), take-over bid, plan of arrangement, reorganization, recapitalization, shareholder rights plan, liquidation or winding-up of, reverse take-over or other business combination or similar transaction involving the Company or any of its subsidiaries, (ii) which might reasonably be regarded as being directed towards or likely to prevent or delay the take up and payment of Shares deposited under the Offer or the successful completion of the Offer, or (iii) which could result in a Material Adverse Effect;

         (g) use all reasonable best efforts to assist the Purchaser to successfully complete the transactions contemplated by this Agreement and the Offer Agreement;

         (h) promptly advise the Purchaser orally and in writing of any Material Adverse Effect or any event, condition, change or development with respect to the Company which could reasonably be expected to cause the conditions to the Offer not to be satisfied, known or that becomes known to the Shareholder;

         (i) not purchase or obtain or enter into any agreement or right to purchase any additional Shares from and including the date hereof up until the termination or withdrawal of the Offer; and

         (j) use all reasonable best efforts to preserve intact the goodwill of the Company and its subsidiaries, keep available the services of their respective present officers and key employees, and preserve their business relationships with customers and others

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

               having business relationships with them and not engage in any action, directly or indirectly, with the intent to adversely impact the transactions contemplated by the Offer Agreement.

         (k)   use all  reasonable  best efforts to enter into the  Consolidated
               Disposition   Agreements  and  to  consummate  the   Consolidated
               Technologies Disposition on or before the Expiry Time.

         (l) use its reasonable best efforts to obtain a letter from IBM Credit Corporation and IBM Canada addressed to Applied, the Company and the Purchaser, in form and substance satisfactory to the Purchaser, acting reasonably, which provides for the following: (i) that upon the repayment of the IBM Indebtedness by the Company, the Company shall be able to effect the IBM Termination without payment of any penalty or premium, (ii) that upon the IBM Termination, IBM Credit Corporation will discharge and release any liens, security interests or other encumbrances now or hereafter existing on the Common Shares of the Company owned by Applied such that upon such discharge, the Common Shares of the Company owned by Applied will be free and clear of any and all mortgages, liens, charges, restrictions, security interests, adverse claims, pledges, encumbrances and demands or rights of others of any nature or kind whatsoever arising under the IBM Loan Documents, and (iii) that upon the IBM Termination, IBM Canada will discharge and release any liens, security interests or other encumbrances now or hereafter existing over the property of the Company or any of its subsidiaries, including without limitation, any liens, security interests or other encumbrances now or hereafter existing over any goods, equipment, property, monetary obligations, undertaking or assets of the Company or any of its subsidiaries such that upon such discharge, the property, undertaking, goods, equipment, monetary obligations and assets of the Company and each of its subsidiaries will be free and clear and clear of any and all mortgages, liens, charges, restrictions, security interests, adverse claims, pledges, encumbrances and demands or rights of others of any nature or kind whatsoever arising under the IBM Loan Documents.

                                   ARTICLE 4
                 COVENANTS OF THE SHAREHOLDER AND THE PURCHASER

4.1      General

The Shareholder and the Purchaser hereby covenant that prior to or concurrently with the Purchaser taking up and paying for the Shares under the Offer, each of the Shareholder and the Purchaser will do the following:

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         (a)   the  Purchaser  will  provide  funds to the  Company in an amount equal to the IBM Indebtedness or at the direction of the Company will pay to IBM Canada on behalf of the Company an amount equal to the IBM Indebtedness;

         (b) in the event that the Company elects not to direct the Purchaser to pay to IBM Canada on behalf of the Company the amount of the IBM Indebtedness, upon receipt by the Company of cash in the amount of the IBM Indebtedness, each of the Shareholder and the Purchaser will use their reasonable best efforts to cause the Company to repay to IBM Canada the amount of the IBM Indebtedness;

         (c) upon repayment of the IBM Indebtedness either by way of repayment by the Company or by way of direct payment to IBM Canada by the Purchaser on behalf of the Company, each of the Shareholder and the Purchaser will use their reasonable best efforts to cause the Company to terminate the IBM Credit Agreement and the other IBM Loan Documents such that the Company and its subsidiaries will no longer be parties thereto or be bound by any obligations arising thereunder (the "IBM Termination");

         (d) concurrently with the IBM Termination, the Shareholder will cause any lien on the Shareholder's Shares granted in favour of IBM Credit pursuant to the IBM Loan Documents be discharged and released such that upon such discharge, the Shareholder's Shares will be free and clear of any and all mortgages, liens, charges, restrictions, security interests, adverse claims, pledges, encumbrances and demands or rights of others of any nature or kind whatsoever; and

         (e) concurrently with the IBM Termination, the Shareholder will cause IBM Canada to discharge and release (and complete, at the Company's expense, any registrations or filings relating thereto) any and all liens, security interests or other encumbrances now or hereafter existing over the property of the Company or any of its subsidiaries, including without limitation, any liens, security interests or other encumbrances now or hereafter existing over any goods, equipment, property, monetary obligations, undertaking or assets of the Company or any of its subsidiaries such that upon such discharge, the property, undertaking, goods, equipment, monetary obligations and assets of the Company and each of its subsidiaries will be free and clear and clear of any and all mortgages, liens, charges, restrictions, security interests, adverse claims, pledges, encumbrances and demands or rights of others of any nature or kind whatsoever arising under the IBM Loan Documents.

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                                   ARTICLE 5
                               DEPOSIT AND PAYMENT

5.1      Deposit.

Subject to section 5.2, the Shareholder hereby irrevocably and unconditionally agrees to deposit or cause to be deposited all of the Shareholder's Shares (including for greater certainty all Shares issued or issuable to the Shareholder upon the exercise of options or any other rights to acquire Shares), together with a duly completed and executed letter of transmittal, under the Offer as soon as practicable and in any event within ten business days following the date on which the Offer is made. In the event that the Shareholder subsequently obtains any additional Shares as contemplated by section 3.1(i) hereof or otherwise, such Shares shall be immediately deposited under the Offer.

5.2      No Withdrawal.

The Shareholder hereby irrevocably and unconditionally agrees that neither it nor any person on its behalf will withdraw or take any action to withdraw any of the Shareholder's Shares deposited under the Offer notwithstanding any statutory rights or other rights under the terms of the Offer or otherwise which it might have, unless this Agreement is terminated in accordance with its terms prior to the taking up of the Shareholder's Shares under the Offer.

5.3      Appointment of Proxy.

The Shareholder hereby grants to, and appoints, the Purchaser and the Secretary of the Purchaser and the Chief Financial Officer of the Purchaser, in their respective capacities as officers of the Purchaser, and any individual who shall hereafter succeed to any such office of the Purchaser, and any other designee of the Purchaser, each of them individually, the Shareholder's irrevocable proxy and attorney-in-fact (with full power of substitution) to vote the Shareholder's Shares, and to sign such Shareholder's name to any written consent of the holders of the Shares with respect thereto, in order to give effect to the covenants of the Shareholder contained in this Agreement and in furtherance of the obligations of the Company contained in the Offer Agreement. The Shareholder agrees that this proxy is irrevocable until this Agreement is terminated in accordance with Article 6 hereof and coupled with an interest and will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by him with respect to the Shares.

5.4      Stop Transfer Order.

In furtherance of the transactions contemplated by this Agreement and the Offer Agreement, the Shareholder hereby authorizes the Purchaser to instruct the Company to direct its transfer agent to place a stop transfer order on the Shareholder's Shares and not to amend, terminate or waive any of the terms of

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such stop transfer order (other than to permit the transfer of the Shareholder's
Shares to the Purchaser) during the term of this Agreement.

                                   ARTICLE 6
               TERMINATION BY THE SHAREHOLDER AND BY THE PURCHASER

6.1      Termination by the Shareholder.

The Shareholder, when not in default in performance of its obligations under this Agreement, the Consolidated Disposition Agreements and the agreements entered into in connection with the Exchangeable Share Redemption, may, without prejudice to any other rights, terminate this Agreement by notice to the Purchaser if:

         (a)   the Offer has not been made as provided in section 1.1 hereof,

         (b)   the Offer  does not  substantially  conform  with,  or subject to section 1.2 hereof, is modified in a manner (other than any modification permitted pursuant to section 1 of Schedule "A" of the Offer Agreement) so as not to conform with, the description in Schedule "A" of the Offer Agreement or the provisions of this Agreement;

         (c)   The Purchaser does not comply with the requirements of subsection
               95.13 of the Securities Act (Ontario); or

         (d) Shares deposited under the Offer (including the Shareholder's Shares) have not, for any reason whatsoever, been taken up and paid for on or before the date that is the earliest of (i) the date by which the Purchaser is required to take up and pay for Shares tendered pursuant to the provisions of the Securities Act (Ontario), (ii) 10 days after the expiry of the Offer, as extended from time to time and (iii) the 75th day after the date of the Offer.

6.2      Termination by the Purchaser.

The Purchaser, when not in default in performance of its obligations under this Agreement, may, without prejudice to any other rights, terminate this Agreement by notice to the Shareholder if:

         (a) the Shareholder has not complied in all material respects with its covenants to the Purchaser contained herein or its covenants under the Consolidated Disposition Agreements and the agreements entered into in connection with the Exchangeable Share Redemption;

         (b) any of the representations and warranties of the Shareholder contained herein is untrue or inaccurate;

         (c) the Company has not complied in all material respects with its covenants to the Purchaser under the Offer Agreement;

         (d) the conditions in section 4 of Schedule "A" to the Offer Agreement are not satisfied or waived by the Purchaser on or prior to the 75th day after the date of the Offer; or

         (e)   the Offer Agreement is terminated.

6.3      Effect of Termination.

In the case of any termination of this Agreement pursuant to this Article 6, this Agreement shall be of no further force and effect. Such termination shall not relieve any party from liability for any breach of this Agreement prior to such termination.

                                    ARTICLE 7
                                     GENERAL

7.1      Survival of Representations and Warranties.

The representations and warranties shall not survive the consummation of the Offer, provided that the representations and warranties of the Shareholder in section 2.1(a) through (e) of this Agreement shall survive indefinitely and the other representations and warranties of the Shareholder in section 2.l of this Agreement shall terminate upon the expiry of the Offer. No investigations made by or on behalf of the Purchaser or any of their authorized agents at any time shall have the effect of waiving, diminishing the scope of or otherwise affecting any representation or warranty or covenant made by the Shareholder in or pursuant to this Agreement.

7.2      Disclosure.

Except as may otherwise be required by law or by regulatory authorities having discretion over such matters, each party hereto agrees that it will not make any public disclosure with respect to this Agreement or the negotiations related to this Agreement in each case without the prior approval of the other party, which approval will not be unreasonably withheld. If any party deems that it is required by law or such regulatory authority to make any public announcement or release concerning this Agreement, such party agrees to provide a written copy thereof to the other party in advance of any such announcement or release and to reasonably consider any suggested modifications, which will be provided by the other party in a timely matter. The parties acknowledge that the terms of this Agreement will be summarized in the Offer, the Directors' Circular and the Circular.

7.3      Assignment.

This Agreement shall not be assigned by operation of law or otherwise, except that the Purchaser may assign all or any of its rights and obligations hereunder to any direct or indirect wholly-owned subsidiary of the Purchaser, provided that no such assignment shall relieve the Purchaser of its obligations hereunder if such assignee does not perform such obligations.

7.4      Time.

Time shall be of the essence of this Agreement.

7.5      Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. The parties hereto irrevocably submit to the non-exclusive jurisdiction of the courts of the Province of Ontario in respect of the interpretation and enforcement of this Agreement.

7.6      Entire Agreement.

This Agreement constitutes and comprises the entire agreement and understanding between the parties hereto with regard to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties with respect to the subject matter hereof.

7.7      Amendments.

This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by each of the parties hereto. Either party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

7.8      Definitions.

For the purposes of this Agreement the term:

         (a) "affiliates" and "associates" means the persons, companies and other entities included in the definitions of such terms under the Securities Act (Ontario);

         (b) "business day" means any day, other than a Saturday or Sunday, on which banks in the City of Palm Beach, Florida and the City of Toronto, Ontario are open for business;

         (c) "material fact", "material change" and "misrepresentation" are used as defined under the Securities Act (Ontario); and

         (d) "Shares" shall include any shares into which the Shares may be reclassified, subdivided, consolidated or converted and any rights and benefits arising therefrom including any extraordinary distributions of securities which may be declared in respect of the Shares.

or the purposes of this Agreement, if the last day of a period of days is not a business day, the period shall be extended to the next following day which is a business day.

7.9      Specific Performance and other Equitable Rights.

Each of the parties recognizes and acknowledges that this Agreement is an integral part of the transactions contemplated in the Offer, that the Purchaser would not contemplate causing the Offer to be made and the Shareholder would not agree to its covenants to the Purchaser herein and to irrevocably deposit the Shareholder's Shares to the Offer unless this Agreement was executed and that a breach by a party of any covenants or other commitments contained in this Agreement will cause the other party to sustain injury for which it would not have an adequate remedy at law for money damages. Therefore, each of the parties agrees that in the event of any such breach, the aggrieved party shall be entitled to the remedy of specific performance of such covenants or commitments and preliminary and permanent injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, and the parties further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any injunctive or other equitable relief.

7.10     Notices.

Any notice required or permitted to be given hereunder shall be written, and shall be either (i) personally delivered, (ii) sent by a reputable common carrier guaranteeing next business day delivery, or (iii) sent by facsimile, to the respective addresses of the parties set forth below, or to such other place as any party hereto may by notice given as provided herein designate for receipt of notices hereunder. Any such notice shall be deemed given and effective upon receipt or refusal of receipt thereof by the primary party to whom it is to be sent.

         If to the Purchaser, addressed as follows:

                                         AT&T Canada Corp.
                                         150 Laurier Avenue West
                                         Ottawa, Ontario
                                         K1P 5J4

                                         Attention:        Stephen Millington
                                         Facsimile:        (613) 688-4576

             with a required copy to:

                                         AT&T Canada Inc.
                                         205 5th Avenue S.W.
                                         Calgary, Alberta
                                         T2P 2V6

                                         Attention:        Steven Chisholm
                                         Facsimile:        (403) 263-9044



             with a required copy to:

                                         Osler, Hoskin & Harcourt LLP
                                         P.O. Box 50
                                         1 First Canadian Place
                                         Toronto, Ontario
                                         M5X 1B8

                                         Attention:        Randall Pratt
                                         Facsimile:        (416) 862-6666

         If to the Shareholder, addressed as follows:

                                         Applied Digital Solutions, Inc.
                                         400 Royal Palm Way
                                         Suite 400
                                         Palm Beach, Florida
                                         33480

                                         Attention:        Garrett A. Sullivan
                                         Facsimile:        (561) 366-0002

             with a copy to:

                                         Meighen, Demers
                                         Box 11
                                         Merrill Lynch Canada Tower
                                         1100-200 King Street West
                                         Toronto, Ontario
                                         M5H 3T4

                                         Attention:        Richard S. Sutin

                                         Facsimile:        (416) 977-5239

7.11     Expenses.

Each of the parties shall pay all of its own legal, financial advisory and accounting costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement and all documents and instruments executed or prepared pursuant hereto and any other costs and expenses whatsoever and howsoever incurred.

7.12     Severability.

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

7.13     Counterparts.

This Agreement may be executed by facsimile signature, or otherwise, in two or more counterparts, all of which taken together will constitute one binding agreement.

                                       AT&T CANADA CORP.




                                       By:  /S/ Steven B. Chisholm
                                           -------------------------------------
                                           Steven B. Chisholm
                                           Senior Vice President and
                                           General Counsel


Agreed and accepted as of this 28th day of November, 1999.

APPLIED DIGITAL SOLUTIONS, INC.


By: /S/ Garrett A. Sullivan
   -----------------------------
   Garrett A. Sullivan
   President and Chief Operating
     Officer